ORGANIZATION AND NATURE OF OPERATIONS	6 Months Ended	12 Months Ended
	Sep. 30, 2020	Mar. 31, 2020
ORGANIZATION AND NATURE OF OPERATIONS
NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

Nascent Biotech, Inc. (“Nascent” or the “Company”) was incorporated on March 3, 2014 under the laws of the State of Nevada.

In July, 2014, Jin-En entered into an Exchange Agreement with an entity formerly known as Nascent Biotech, Inc., a Nevada corporation which is now known as Nascent Biologics, Inc. (“Biologics”).  As part of the Exchange Agreement, Jin-En changed its name to “Nascent Biotech Inc.” and the entity formerly known as “Nascent Biotech, Inc.”, changed its name to Nascent Biologics, Inc. and became the Company’s wholly owned subsidiary.

The Company is actively developing its primary asset Pritumumab for the treatment of brain cancer and pancreatic cancer. Nascent is also actively researching other cancers that have a high probability of benefiting from the therapeutic effects of Pritumumab because they share a common target. Pritumumab has shown to be very effective at low doses in previous clinical studies in Japan. Nascent is a pre-clinical stage biopharmaceutical company that focuses on biologic drug candidates that are preparing for initial clinical testing for the treatment of brain and pancreatic cancer.

On March 31, 2017, the Company filed its IND submission with the United States Food and Drug Administration (FDA) for clearance to begin Phase I clinical trials. On December 7, 2018, the Company received a letter from the FDA allowing it to use a specific lot of drug substance to begin phase 1 clinical trials. Due to the low potency testing of the initial lot, this drug substance will not be used in the clinical trials.

On October 30, 2020 the Company filed additional data requests and additional testing of the product and additional materials to answer specific questions from the FDA to remove the partial clinical hold.

The Company has an open clinical trial to begin clinical trials on brain cancer patients projected to start January, 2021.

Nascent Biotech, Inc (“Nascent “the Company”) was incorporated on March 3, 2014 under the laws of the State of Nevada.

On July 15, 2014 Biotech entered into a reverse merger with Jin-En Group International Holding Company (Jin-En). Jin-En issued 7,500,200 shares of its common stock for all the outstanding shares of Nascent Biotech, Inc. In addition, Jin-En cancelled 15,000,000 shares of its common stock. Prior to the merger Jin-En had 22,829,400 shares outstanding. Jin-En changed its name to Nascent Biotech, Inc. Jin-En had $19,000 of net liabilities at the date of the merger.

The net liabilities of Jin-En consisted of the following as of the date of the merger:

Receivable from Biotech	$60,000
Accounts payable	(19,000)
Convertible note	(60,000)
Net liabilities	$(19,000)

The Company is actively developing its primary asset Pritumumab for the treatment of brain cancer and pancreatic cancer. Nascent is also actively researching other cancers that have a high probability of benefiting from the therapeutic effects of Pritumumab because they share a common target. Nascent is a clinical stage biopharmaceutical company that focuses on biologic drug candidates that are preparing for initial clinical testing for the treatment of brain and pancreatic cancer. The Company has contracted to open Phase 1 clinical studies during the third quarter of this calendar year.